SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.   20549



                                    FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT  (date of earliest event reported ) :  7/1/96

                          BETHEL BANCORP
______________________________________________________________________________
        (exact name of registrant as specified in charter)


        Maine                  01-16123                  01-0425066
______________________________________________________________________________
      (State or other        (Commission File         (IRS Employer
      Jurisdiction of        Number)                  Identification
      Incorporation                                   Number)


        158 Court Street, Auburn, Maine		         04212
______________________________________________________________________________
      (Address of principal executive offices)	 	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (207) 777-5950

       489 Congress Street, Portland, ME   04101
______________________________________________________________________________
     (Former name or former address, if changed since last report)

ITEM  5  Other Events

     Effective July 1, 1996, registrant's wholly owned subsidiary, Brunswick Federal Savings, F.A. was merged into registrant's wholly owned subsidiary, Bethel Savings Bank, F.S.B., and the name of the resulting bank was changed to Northeast Bank, F.S.B.

     Also effective July 1, 1996, registrant assumed the name Northeast Bancorp and began transacting business under that name.


                              SIGNATURES

    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Bethel Bancorp
                                           (Registrant)

                                          By: /s/ James D. Delamater
                                             _______________________
                                                  James D. Delamater
                                                  Its President


July 1, 1996
(Date)